SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported25-Jun-01

CSFB ABS TRUST SERIES 2001-S13
(Exact name of registrant as specified in its charter)


          Delaware                      333-49820          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On 25-Jun-01     a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Jun-01
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Repor   25-Jun-01


CSFB Mortgage Pass-Through Certificates
Series 2001-S13

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:    June 25, 2001

DISTRIBUTION SUMMARY

                         Beginning             Current Peri      Accrued
          Original Current Principa Principal  Pass-Through     Interest
Class  Face Value           Amount Distribution       Rate Distributed (1
S-A     55000000.00     55000000.00  1156733.77    5.16000%     204966.67
S-M1     9600000.00      9600000.00        0.00    5.26000%      36469.33
S-M2    10200000.00     10200000.00        0.00    5.66000%      41695.33
S-B      5199950.00      5199950.00        0.00    7.06000%      26513.97
S-X     65463355.12     65463355.12        0.00    0.00000%          0.00
AR            50.00           50.00       50.00    5.16000%          0.19
Total   80000000.00     80000000.00  1156783.77                 309645.49




                      Certificate      Ending
     Realized Loss        Interest Current Prin
         Principal      Shortfall      Amount
Class
S-A            0.00            0.00 53843266.23
S-M1           0.00            0.00  9600000.00
S-M2           0.00            0.00 10200000.00
S-B            0.00            0.00  5199950.00
S-X            0.00            0.00 64745775.50
AR             0.00            0.00        0.00
Total          0.00            0.00 78843216.23


AMOUNTS PER $1,000 UNIT

                                                  Interest        Ending
                              Prin         Int Carry-forwar    Curr Prin
ClassCusip            Distribution Distribution     Amount        Amount
S-A  22540AS25         21.03152309  3.72666673  0.00000000  978.96847691
S-M1 22540AS33          0.00000000  3.79888854  0.00000000 1000.00000000
S-M2 22540AS41          0.00000000  4.08777745  0.00000000 1000.00000000
S-B  22540AS58          0.00000000  5.09888941  0.00000000 1000.00000000
S-X  NA                 0.00000000  0.00000000  0.00000000  989.03845337
AR   22540AS66       1000.00000000  3.80000000  0.00000000    0.00000000



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSFB Mortgage Pass-Through Certificates
Series 2001-S13


                        By: /s/ Melissa Miller
                        Name:  Melissa Miller
                        Title:  Vice President
                        US Bank NA